UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2007

HEALTH CHEM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6787	13-2682801
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification No.)

101 Sinking Springs Lane, Emigsville, PA		17318
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 717-764-1191

__________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

By letter dated November 12, 2007, the Board of Directors of Health Chem Corporation (which, collectively with its subsidiaries, is herein referred to as the “Company”) dismissed James McTevia as chief restructuring officer for cause and terminated the appointment of McTevia & Associates as the trust mortgagee for the assets of the Company. In connection with the termination, the Board demanded that:

•	Mr. McTevia return all property and assets of the Company to the Company;

•	provide an accounting for all property and assets of the Company to the Company; and

•	discontinue acting as an agent for, or holding himself out as having any position of authority with respect to, the Company.

In addition, the Board dismissed all persons and professionals engaged by Mr. McTevia or McTevia & Associates during his tenure as chief restructuring officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CHEM CORPORATION

Date: November 20, 2007	By:	/s/ Andy Yurowitz
Andy Yurowitz, President